Exhibit 10.17

EXECUTION VERSION

Security Agreement

This Security Agreement (this “Agreement”) dated as of September 2, 2015, is hereby entered into by and between Opus Bank, a California commercial bank (“Secured Party”), and its successors and assigns, whose address is 19900 MacArthur Boulevard, Irvine, California 92612, and Medical Transcription Billing, Corp., a Delaware corporation (“Borrower”), whose address is 7 Clyde Road, Somerset, New Jersey 08873.

WHEREAS, Borrower is indebted to Secured Party pursuant to that certain Credit Agreement dated of even date herewith by and between Borrower and Secured Party (as amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties wish to provide for the terms and conditions upon which the “Liabilities” (as defined in the Credit Agreement) shall be secured; and

WHEREAS, this Agreement is made to secure the Liabilities and in consideration of advances, credit or other financial accommodations now or hereafter being afforded to Borrower by Secured Party and for other good and valuable consideration to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	DEFINITIONS.

“Account”, “Account Borrower”, “Chattel Paper”, “Commercial Tort Claims”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Proceeds” and “Tangible Chattel Paper” shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the New York Uniform Commercial Code.

“Collateral” shall mean all of the property of Borrower described in Section 2 hereof, together with all other personal property of Borrower now or hereafter pledged to Secured Party to secure, either directly or indirectly, repayment of the Obligations.

“Obligations” or “Obligation” shall mean all of Borrower’s “Liabilities” (as such term is defined in the Credit Agreement). Notwithstanding anything in this Agreement, the “Obligations” shall not include any obligations of Borrower under the Warrants (as such term is defined in the Credit Agreement).

All terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2.	SECURITY INTEREST.

As security for the payment or other satisfaction of all Obligations, Borrower hereby grants to Secured Party a continuing security interest in all of the personal property of Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, including, without limitation, the following: (a) all Accounts and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory; (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts and all deposits and cash; (g) all Letter of Credit Rights; (h) all Commercial Tort Claims set forth on Exhibit A hereto, as such Exhibit A may be amended from time to time; (i) any other property of Borrower now or hereafter in the possession, custody or control of Secured Party or any agent or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Loans (as defined in the Credit Agreement), for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (j) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Borrower’s books and records relating to any of the foregoing and to Borrower’s business.

Except as defined herein, all terms used above shall have the meanings provided in the New York Uniform Commercial Code.

Notwithstanding the foregoing, the security interest granted herein and/or in the Credit Agreement shall not extend to and the term "Collateral" shall not include the following (“Excluded Property”) (i) any general intangibles (whether owned or held as licensee or lessee or otherwise including, for the avoidance of doubt, leasehold interests as lessee or sublessee under real property leases and subleases) to the extent that the granting of a security interest therein would be contrary to applicable law or create a default under any agreement governing such property, right or license (but only if such restrictions are enforceable as a matter of law); (ii) any equipment financed by another lender or lessor under documentation that prohibits the granting of a second lien thereon executed prior to the date of this Agreement or which is subject to a Permitted Lien; (iii) any intent-to-use trademarks, prior to the filing of a “Statement of Use” with respect thereto if and solely to the extent that (and so long as) any such intent-to-use trademark application would be rendered void by the attachment or creation of a security interest in the right, title or interest of Borrower therein); and (iv) more than 65% of the presently existing and hereafter arising issued and outstanding Equity Interests owned by Borrower of any Subsidiary of Borrower organized in a jurisdiction other than the United States, which shares entitle the holder thereof to vote for directors or any other matter provided, however, that the foregoing exclusions shall not apply in any case if (x) such prohibition has been waived or such other Person has otherwise consented to the creation hereunder of a Lien and security interest in such assigned contract, General Intangible, instrument, license, chattel paper, property or asset, or (y) such prohibition, or the term that relates or gives rise thereto, would be rendered ineffective pursuant to any of Sections 9-406, 9-407, 9-408 or 9-409 of Article 9 of the Uniform Commercial Code, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity; provided, further, that Excluded Property shall not include (1) Proceeds (as such term is defined in the UCC), substitutions or replacements of any Excluded Property referred to in the foregoing clauses (i), (ii), (iii) and (iv), unless such Proceeds, substitutions or replacements would otherwise constitute Excluded Property referred to in the foregoing clauses (i), (ii), (iii) and (iv), and (2) any Account, Inventory or interest in any deposit account.

3.	POSSESSION OF COLLATERAL AND RELATED MATTERS.

Promptly upon Borrower’s receipt of any portion of the Collateral evidenced by an Instrument or a negotiable Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, Borrower shall deliver the original thereof to Secured Party together with an appropriate endorsement or other specific evidence of assignment thereof to Secured Party (in form and substance acceptable to Secured Party). If an endorsement or assignment of any such items shall not be made for any reason, Secured Party is hereby irrevocably authorized, as Borrower’s attorney and agent-in-fact, to endorse or assign the same on Borrower’s behalf.

4.	WARRANTIES AND COVENANTS.

Borrower warrants and agrees that:

(a)          All of the Collateral is and will at all times be owned by Borrower free and clear of all liens and security interests, except for (i) the security interests granted hereunder, and (ii) Permitted Liens (as defined in the Credit Agreement).

(b)          The office where Borrower keeps Borrower’s books, records and accounts (or copies thereof) concerning the Collateral, Borrower’s principal place of business and all of Borrower’s other places of business, locations of Collateral, post office boxes and bank accounts are as set forth in Exhibit B; Borrower shall promptly (but in no event less than ten (10) days prior thereto) advise Secured Party in writing of the proposed opening of any new place of business, the closing of any existing place of business, any change in the location of Borrower’s books, records and accounts (or copies thereof) or the opening or closing of any post office box or bank account of Borrower.

(c)          The Collateral, including, without limitation, all equipment (but excluding movable goods that are located with employees and consultants in the ordinary course of business), is and shall be kept only at the addresses set forth on the first page of this Agreement or on Exhibit B, and at other locations in the continental United States of which Secured Party has been advised by Borrower in writing.

(d)          Borrower shall keep the Collateral properly housed and insure the Collateral at all times to the extent required under the Credit Agreement.

(e)          Borrower will not sell, lease, transfer, assign or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party in each instance or as otherwise permitted in this Agreement or the Credit Agreement.

(f)          Borrower will not permit any liens or security interests to attach to any of the Collateral, except those specified in Section 4(a) hereof.

(g)          Borrower will pay prior to their becoming delinquent all taxes, license fees and assessments relating to the Collateral which, if unpaid, could result in a lien on the Collateral, except those contested by Borrower in good faith (and for which adequate reserves and other satisfactory protections against loss or forfeiture of title thereto) have been provided.

(h)          Borrower will deliver or cause to be delivered to Secured Party the financial information required to be delivered by Borrower pursuant to the Credit Agreement.

(i)          Borrower shall be liable to Secured Party for any expenditures incurred by Secured Party pursuant to the terms of this Agreement or the Credit Agreement for the maintenance and preservation of the Collateral, including but not limited to taxes, levies, insurance and repairs, and for the repossession, holding, preparation for sale, and the sale or other disposition, of the Collateral (including reasonable attorneys’ and accountants’ fees and expenses incurred in connection therewith), as well as all damages for breach of warranty, misrepresentation, or breach of covenant by Borrower, and all such liabilities shall be included in the definition of Obligations herein, shall be secured by the security interest granted herein, and shall be payable upon demand.

(j)          Borrower will authenticate, execute and deliver to Secured Party such financing statements and any other documents required by Secured Party (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Secured Party) and do such other acts and things as Secured Party may deem necessary in its reasonable discretion, to perfect or maintain the security interest granted herein and the priority thereof or to effectuate the purposes of this Agreement. Borrower irrevocably hereby makes, constitutes and appoints Secured Party (and all Persons (as defined in the Credit Agreement) designated by Secured Party for that purpose) as Borrower’s true and lawful attorney and agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Secured Party’s security interest in the Collateral. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

(k)          Borrower shall, at the request of Secured Party, indicate on its records concerning the Collateral a notation, in form satisfactory to Secured Party, of the security interest of Secured Party hereunder.

(l)          Borrower has no Commercial Tort Claims pending other than those set forth on Exhibit A hereto, as it may be amended from time to time. Promptly upon becoming aware thereof Borrower shall notify Secured party of any Commercial Tort Claim which may arise, which shall constitute Borrower’s authorization to amend Exhibit A to add such Commercial Tort Claim.

5.	EVENTS OF DEFAULT.

The occurrence and continuance of any Event of Default under the Credit Agreement shall be deemed an Event of Default hereunder.

6.	RIGHTS AND REMEDIES.

Upon the occurrence and continuance of an Event of Default, Secured Party may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other agreements between Secured Party and Borrower and all of Secured Party’s rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Secured Party may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of Borrower’s premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Secured Party shall have the right to store the same at any of Borrower’s premises without cost to Secured Party. At Secured Party’s request, Borrower shall, at Borrower’s expense, assemble the Collateral and make it available to Secured Party at one or more places to be designated by Secured Party and reasonably convenient to Secured Party and Borrower. Borrower recognizes that if Borrower fails to perform, observe or discharge any of its Obligations, no remedy at law will provide adequate relief to Secured Party, and agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Secured Party and Borrower, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrower is entitled to an accounting of the Obligations and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Secured Party may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Secured Party of any of the Collateral may be applied by Secured Party to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys’ fees, and any balance of such Proceeds may be applied by Secured Party toward the payment of such of the Obligations, and in such order of application, as Secured Party may from time to time elect. In the event of any excess Proceeds after payment in full of the Obligations, such excess shall be paid to Borrower.

7.	FEES, COSTS AND CHARGES.

Borrower shall be obligated to reimburse Secured Party, as part of the Obligations, for all fees, costs or charges of any kind incurred by Secured Party in connection with the Credit Agreement and this Agreement, including without limitation, any reasonable fees, costs or charges incurred by Secured Party in enforcing its rights and remedies under the Credit Agreement and this Agreement.

8.	MISCELLANEOUS.

(a)          Any failure or delay by Secured Party to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained herein, in the Credit Agreement or in any other agreement, document or instrument, shall not affect Secured Party’s right to demand strict compliance and performance therewith, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein, or in the Credit Agreement or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees, other than pursuant to an instrument in writing, signed by an officer of Secured Party, directed to Borrower and specifying such waiver.

(b)          Any notice under this Agreement shall be addressed to the parties at their respective addresses set forth on the first page of this Agreement, or to such other address as either party designates to the other in the manner herein described.

(c)          In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

(d)          This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns.

(e)          This Agreement is delivered in the State of NEW YORK and governed by NEW YORK law (without giving effect to its laws of conflicts). Borrower agrees that any legal action or proceeding with respect to any of its obligations under this Agreement may be brought by the Bank in any state or federal court located in the NORTHERN DISTRICT of CALIFORNIA, as the Bank in its sole discretion may elect. By the execution and delivery of this Agreement, Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of those courts. Borrower waives any claim that the State of CALIFORNIA is not a convenient forum or the proper venue for any such suit, action or proceeding.

(f)          BORROWER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER OR SECURED PARTY OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND SECURED PARTY. IN NO EVENT SHALL SECURED PARTY BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

(g)          BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on the date set forth above.

BORROWER:		SECURED PARTY:

Medical Transcription Billing, Corp., a Delaware corporation		Opus Bank

By:	/s/ Mahmud Haq	By:	/s/ Douglas Stewart
Name: Mahmud Haq		Name: Douglas Stewart
Title: CEO		Title: Managing Director

Date Signed: 9/2/2015		Date Signed: 9/2/2015

Signature Page to Borrower Security Agreement

EXHIBIT A

COMMERCIAL TORT CLAIMS

None.

Exhibit A to Security Agreement

EXHIBIT B

Borrower’s principal place of business and all of Borrower’s other places of business, locations of Collateral, post office boxes and bank accounts:

Principal Place of Business:

7 Clyde Road, Suite 201

Somerset, NJ 08873

Other Office(s):

237 West 35th St., Suite. 1202

New York, NY 10001

4567 Crossroads Park Drive

Liverpool, NY 13088

4 Coulter Road

Clifton Springs, NY 14432

601 Gates Rd, Suite 3

Vestal, NY 13650-2288

74 Industrial Park Road

Saco, ME 04072-1840

5191 Columbus Road, Suite B

Macon, GA 31206

8601 Village Drive, Suite 204

San Antonio, TX 78217

3480 Torrance Blvd., Suite 301

Torrance, CA 90503

3405 Kenyon Street, Suite 300

San Diego, CA 92110

3350 E. Birch Street, Suite 105

Brea, CA 92821

Additional Locations of Collateral (in addition to the foregoing locations):

200 Campus Drive Somerset

NJ 08873

Exhibit B to Security Agreement

Bank Accounts:

Bank Account # (All are Checking Accounts)	Bank Name and Address

***********	TD Bank, 3221 New Jersey Route 27 Franklin Park, NJ 08823

***********	TD Bank, 3221 New Jersey Route 27 Franklin Park, NJ 08823

***********	TD Bank, 3221 New Jersey Route 27 Franklin Park, NJ 08823